Exhibit 99.1

DARLING
INTERNATIONAL INC.                                        For Immediate Release
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                                                                 NEWS RELEASE


              DARLING INTERNATIONAL TO ACQUIRE NATIONAL BY-PRODUCTS
               IN TRANSACTION VALUED AT APPROXIMATELY $141 MILLION


           STRATEGIC COMBINATION WILL ENHANCE DARLING'S OPERATIONS AND
                             FUTURE GROWTH PROSPECTS



         IRVING, TX, DECEMBER 20, 2005 - Darling International Inc. (AMEX: DAR) the largest publicly traded food processing by-products recycling company in the United States, today announced that its Board of Directors has unanimously approved a definitive purchase agreement to acquire National By-Products, LLC ("NBP"), a leading independent rendering company based in Des Moines, Iowa, for a combination of cash and stock valued at approximately $141 million, subject to certain purchase price adjustments.

         Under the terms of the agreement, NBP unit holders will receive $70.5 million in cash and an amount of Darling common shares equal to 20 percent of the company's outstanding common shares on a fully diluted basis upon completion of the transaction. Based upon today's amount of outstanding Darling common shares of 65.3 million on a fully diluted basis, NBP unit holders would receive
16.3 million shares of Darling common stock at closing.


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FOR MORE INFORMATION CONTACT:
INVESTORS:
  John O. Muse, Executive Vice President of          251 O'Connor Ridge Blvd.,
     Finance and Administration, or                  Suite 300
  Brad Phillips, Treasurer                           Irving, Texas  75038
                                                     Phone:  972-717-0300

MEDIA:
  Eden Abrahams / Jennifer Felber
  Joele Frank, Wilkinson Brimmer Katcher             Phone:  212-355-4449

                           NEWS RELEASE
DARLING                    DECEMBER 20. 2005
INTERNATIONAL INC.         PAGE 2
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         The addition of NBP's 42 facilities located throughout the Midwest will strengthen Darling's operational capabilities and diversify its raw material supply. NBP operates 14 large-scale production facilities which will complement Darling's existing Midwestern locations and provide a platform for additional growth of its Restaurant Services business. On a pro forma basis, the combined company had sales in excess of $500 million in fiscal year 2004. The combined company's nationwide network of facilities and will have the scale, industry expertise and management talent to realize improved operating efficiencies and pursue new growth opportunities. As a result, Darling anticipates that the transaction will be accretive between a range of $0.04 and $0.06 per share, excluding synergies, based on its preliminary analysis.

         Darling International Chairman and Chief Executive Officer Randall Stuewe said, "We have worked hard and are very excited about the benefits that the strategic combination of our two companies will create. Darling's acquisition of National By-Products represents a major step forward in our strategy to deliver value to our stockholders by growing our revenue, diversifying our raw material supplies and creating a larger platform to grow our restaurant services segment. We are confident that NBP's solid operating performance and similar business model will facilitate a smooth and successful integration and, going forward, will significantly enhance our national footprint. We expect NBP's excellent track record of earnings and cash flow generation, as well as their solid balance sheet, to further enhance our capital structure."

ADDITIONAL TRANSACTION TERMS

         In addition to the terms noted above, the purchase agreement also includes a provision for the conditional issuance of additional Darling shares to eligible NBP unit holders on the 13-month anniversary of the transaction closing if the dollar value of the stock component of the consideration is below $70.5 million, based upon the average closing price of Darling shares for the 90 calendar days prior to the anniversary date.


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FOR MORE INFORMATION CONTACT:
INVESTORS:
  John O. Muse, Executive Vice President of          251 O'Connor Ridge Blvd.,
     Finance and Administration, or                  Suite 300
  Brad Phillips, Treasurer                           Irving, Texas  75038
                                                     Phone:  972-717-0300

MEDIA:
  Eden Abrahams / Jennifer Felber
  Joele Frank, Wilkinson Brimmer Katcher             Phone:  212-355-4449

                           NEWS RELEASE
DARLING                    DECEMBER 20. 2005
INTERNATIONAL INC.         PAGE 3
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Darling anticipates that the transaction, which is subject to customary closing conditions, including the expiration of the Hart-Scott-Rodino waiting period and approval by Darling stockholders and NBP unit holders, will be completed in first half of 2006.

         Harris Nesbitt served as financial advisor and Weil, Gotshal & Manges LLP served as legal counsel to Darling.

         Darling International will hold an analyst / investor call to discuss this transaction on Tuesday, December 20, 2005 at 10:00 am CST (11:00 am EST). To listen to the conference call, participants calling from within North America may dial 800-475-2151; international participants may dial 973-582-2792. Please call approximately fifteen minutes before the start of the call to ensure that you are connected. The call will also be available as a live audio web cast that can be accessed on the company website at http://www.darlingii.com/investors/investors.html. Following its completion, a replay of the call can be accessed until December 27, 2005 by dialing 877-519-4471 or 973-341-3080 outside of North America. The access code for the replay is 6855762. The conference call will also be archived on the company's website for seven days.

ABOUT DARLING

         Darling International Inc. is the largest publicly traded, food processing by-products recycling company in the United States. The Company recycles used restaurant cooking oil and by-products from the beef, pork and poultry processing industries into useable products such as tallow, feed-grade fats and meat and bone meal. These products are primarily sold to animal feed and oleo-chemical manufacturers around the world. In addition, the Company provides grease trap collection services and sells equipment to restaurants.


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FOR MORE INFORMATION CONTACT:
INVESTORS:
  John O. Muse, Executive Vice President of          251 O'Connor Ridge Blvd.,
     Finance and Administration, or                  Suite 300
  Brad Phillips, Treasurer                           Irving, Texas  75038
                                                     Phone:  972-717-0300

MEDIA:
  Eden Abrahams / Jennifer Felber
  Joele Frank, Wilkinson Brimmer Katcher             Phone:  212-355-4449

                           NEWS RELEASE
DARLING                    DECEMBER 20. 2005
INTERNATIONAL INC.         PAGE 4
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ABOUT NATIONAL BY-PRODUCTS

         Founded in 1933, National By-Products is one of the nation's leading independent renderers. The company collects and recycles animal by-products and used cooking oil from livestock producers, meat packers, grocery stores and restaurants and sells its products nationally and internationally to manufacturers of chemicals, soap, cosmetics, plastics, lubricants, livestock and poultry feeds, pet foods and leather goods. The company, which is based in Des Moines, Iowa, operates a fleet of 450 trucks and has 750 employees at its facilities throughout the Midwest.

FORWARD-LOOKING STATEMENTS

         This media release contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as "may," "will," "expect," "believe," "intend," "anticipate," "should," "estimate," continue," and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets, that could cause actual results to differ materially from those projected in such forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

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FOR MORE INFORMATION CONTACT:
INVESTORS:
  John O. Muse, Executive Vice President of          251 O'Connor Ridge Blvd.,
     Finance and Administration, or                  Suite 300
  Brad Phillips, Treasurer                           Irving, Texas  75038
                                                     Phone:  972-717-0300

MEDIA:
  Eden Abrahams / Jennifer Felber
  Joele Frank, Wilkinson Brimmer Katcher             Phone:  212-355-4449

                           NEWS RELEASE
DARLING                    DECEMBER 20. 2005
INTERNATIONAL INC.         PAGE 5
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IMPORTANT LEGAL INFORMATION

           Investors and security holders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. The proxy statement will be filed with the U.S. Securities and Exchange Commission by Darling International Inc. and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC by Darling International Inc., at the SEC's web site at www.sec.gov. The proxy statement, and other related documents filed with the SEC by Darling International Inc., may also be obtained for free by directing a request to Darling International Inc., 251 O'Connor Ridge Blvd, Suite 300, Irving, Texas 75038.


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FOR MORE INFORMATION CONTACT:
INVESTORS:
  John O. Muse, Executive Vice President of          251 O'Connor Ridge Blvd.,
     Finance and Administration, or                  Suite 300
  Brad Phillips, Treasurer                           Irving, Texas  75038
                                                     Phone:  972-717-0300

MEDIA:
  Eden Abrahams / Jennifer Felber
  Joele Frank, Wilkinson Brimmer Katcher             Phone:  212-355-4449